Exhibit 10.34 to Form 10-Q

          AMENDMENT NO. 2 AND CONSENT TO GUARANTEE


     THIS AMENDMENT NO. 2 AND CONSENT TO GUARANTEE (the "amendment") is entered into as of the 14th day of June, 1996, by and between BANKERS TRUST COMPANY, as Agent for the other Lenders under the Credit Agreement (as defined below), and BORDERS GROUP, INC., (the "Company"), and each of the corporations that is a signatory hereto (collectively, with the Company, the "Guarantors")

                         WITNESSETH:

     WHEREAS, the Guarantors have executed and delivered that certain Guarantee Agreement dated as of November 22, 1995, (the "Guaranty"; terms defined in the Guaranty, as amended hereby, which are used herein shall have the same meanings as are set forth in the Guaranty for such terms unless otherwise defined herein);

     WHEREAS, the Guarantors have requested that the Agent, on behalf of the Lenders, agree to the amendment of certain provisions of the Guaranty, and the Agent, on behalf of the Lenders is willing to do so on the terms and subject to the conditions hereinafter set forth; and

     WHEREAS, pursuant to Section 12.1 of the Credit Agreement dated as of November 22, 1995 (the "Credit Agreement") among the Agent, the lenders who are a signatory thereto (the "Lenders":) and Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee, the Agent, with the written consent of the Required Lenders, may enter into certain amendments to the Guaranty on behalf of the Lenders;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent, on behalf of the Lenders and the Guarantors hereby agree as follows:

     1.   Amendment to Agreement.  Subject to the
satisfaction of each of the conditions precedent set forth in Section 4 below, the Agreement is amended as follows:

          Appendix A to the Guarantee is amended by deleting the definitions of "Borders" and "Walden" and inserting in lieu thereof the following in their proper alphabetical sequence:

"Borders" shall mean Borders, Inc., a corporation organized and existing under the laws of the State of Delaware, and is permitted successors and assigns.

"Walden" shall mean Walden Book Company, Inc., a corporation organized and existing under the laws of the State of New
York, and its permitted successors and assigns.

     2. Consent. Subject to the satisfaction of the conditions precedent specified in Section 4 below, the Lenders hereby consent as follows:

          a. notwithstanding Sections 11.1, 11.12, 12.4, 12.6, 12.8, 12.9 and 12.14 of the Guarantee, (i) to the creation by either Borders or the Company of a wholly-owned subsidiary incorporated under the laws of the State of Colorado ("New Borders") and (ii) merger of Borders with and into New Borders, (iii) the incorporation by Walden or the Company of a wholly-owned subsidiary incorporated under the laws of the State of Colorado ("New Walden") and (iv) the merger of Walden with and into New Walden; and

          b.   notwithstanding the provisions of Section
12.4 of the Guarantee, the purchase by the Company from Kmart prior to June 21, 1996 of (i) a promissory note dated July 1, 1993, in the principal amount of $5,187,000 executed by Utica Borders Associates Limited Partnership, and payable to the order of United States Trust Company (the "Utica Note") and (ii) the purchase of a participation interest in the approximate amount of $6,804,181 in a promissory note, dated May 20, 1993, in the principal amount of $15,616,000 executed by Manchester Crossroads I Associates Limited Partnership and payable to the order of the United States Trust Company of New York (the "Manchester Note"); the Utica Note and the Manchester Note are referred to herein collectively as the "Put Notes"), provided, that no later than the day after the purchase by the Company of the Utica Note and the participation interest in the Manchester Note, the Company shall have received the original Utica Note from Kmart, duly endorsed in favor of the Company, and the original Manchester Note shall have been deposited with the Custodian (as defined in the Participation Agreement, dated as of June 18, 1996, among Kmart, the Company, Borders and certain other parties (the "Participation Agreement")).

     3.   Confirmation of Guarantee.    By its execution
below, New Borders (to be re-named Borders, Inc., a Colorado corporation) and New Walden (to be re-named Walden Book company, Inc., a Colorado corporation) hereby confirm each of their respective obligations under the Guarantee as if each such entity were an original signatory thereto.

     4.   Conditions of Effectiveness.   The amendments to
the Guarantee contained in Section 1 and the consents contained in Section 2(a). (such amendments and consents are referred to herein as the "Merger Amendments") shall become effective when and only when each of the conditions specified in clauses (a) and (b) (other than clause (6) thereof) below has been satisfied, and the consents contained in Section 2(b) (such consents are referred to herein as the "Kmart Consents") shall become effective when and only when each of the conditions specified in clauses
(a) and (b) (other than clauses (4), (5) and (8) thereof) below has been satisfied:

          (a) no Event of Default or Potential Default shall have occurred and be continuing on the date hereof or on the date of the Merger Amendments or Kmart Consents, as the case may be, are effective and the representations and warranties made in the Guarantee or in the Participation Agreement and in Section 4 hereof shall be true and correct on the date hereof and on the date the Merger Amendments or the Kmart Consents, as the case may be, are effective and the Guarantors shall have delivered to the Agent for the benefit of each Lender an officer's certificate to both such effects (and with respect to the Merger Amendments, executed by Borders and Walden so as to confirm the foregoing both before and after the mergers described in Section 2(a) above);

          (b) the Agent shall have received for the benefit of each Lender all of the following documents, each document being in form and substance satisfactory to the Agent:

          (1)  written consents from the Required Lenders;

          (2) this Amendment, duly executed by each of the Guarantors;

          (3)  the officer's certificate referenced in
clause (a) above;

          (4) copies of the Certificates of Incorporation, the By-Laws and Good Standing Certificates in respect of each of New Borders and New Walden from the Secretary of State of the State of Colorado.

          (5) copies of the Merger Agreement and related Articles and Certificates of Merger and such confirmation as may be deemed necessary by the Agent that such Articles and Certificates have been filed as necessary with the States of Colorado, New York and Delaware, an the mergers described in
Section 2(a) above are effective;

          (6) copies of the Utica Note, the Manchester Note, the Participation Agreement, the Settlement and Release Agreement, dated as of June 17, 1996, among Kmart, the Company and Borders, and the Conveyance Agreement, dated as of June 17, 1996, among Kmart, the Company and Borders;

          (7) such instruments, agreements, opinions of Thomas D. Carney, General Counsel of the Borrowers, and other items as the Administrative Agent may request; and

          (8)  such opinions of Holland & Hart, special
Colorado counsel to the Borrowers as the Administrative
Agent may request.

     5.   Representation and Warranties.     Each of the
Guarantors represents and warrants as follows: (i) it has all necessary power and authority to execute and deliver this Amendment and to perform its obligations hereunder;
(ii) the execution, delivery and performance of this Amendment have been duly authorized by it; (iii) this Amendment and the Guarantee, as amended hereby, constitute legal, valid and binding obligations of such Guarantor and are enforceable against such Borrower in accordance with their terms; and (iv) the approval, execution, delivery and performance of the terms hereof and of the Guarantee, as amended hereby, do not violate any contractual provision to which it is a party or by which it is or its properties are bound or any Law applicable to it.

     6.   Reference to the Effect on the Agreement.

          (a) Subject to satisfaction of the conditions precedent set forth in Section 4 hereof: (i) each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Guarantee as amended hereby and (ii) each reference to the Guarantee in all other Operative Documents shall mean and be a reference to the Guarantee, as amended hereby.

          (b) Except as specifically amended above, the Guarantee, and all other Operative Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to any provision of the Guarantee nor a waiver of any right, power or remedy of any Lender or Agent, nor constitute a waiver of, or consent to any departure from, any provision of the Guarantee or any other Operative Document.

     7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of New
York.

     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a duly executed counterpart copy of this Amendment may be made by telecopy.

     10. Expenses. The Guarantors will upon demand pay to the Agent the amount of any and all expenses, including the reasonable fees and expenses of the Agent's attorneys which Agent may incur in connection with the preparation, negotiation and enforcement of this Amendment and each of the agreements, instruments and other documents to be delivered to the Agent or the Lenders in connection herewith.

                 [Signature pages to follow]



     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BANKERS TRUST COMPANY, as Agent acting on behalf of the Lenders pursuant to Section 12.1 of the Credit Agreement.


By:       \s\


BORDERS GROUP, INC., a Delaware corporation

By:       \s\


BORDERS, INC., a Colorado corporation

By:       \s\


WALDEN BOOK COMPANY, INC.,  a Colorado corporation

By:       \s\


PLANET MUSIC, INC., a North Carolina corporation

By:       \s\


BORDERS PROPERTIES, INC., a Delaware corporation

By:       \s\


WALDENBOOKS PROPERTIES, INC., a Delaware corporation

By:       \s\